Supplement, dated October 7, 2005,
                                     to the
       Prospectuses, dated May 2, 2005, of Seligman High Income Fund Series,
                                 (the "Series")
                                on behalf of its
                  Seligman High-Yield Bond Series (the "Fund")

This Supplement supersedes and replaces the Supplement, dated June 21, 2005, to the Prospectuses of the Fund.

On June 20, 2005, the Board of Trustees of the Series approved the proposals summarized below. Each of these proposals is subject to shareholder approval. The Special Meeting of Shareholders to vote on such proposals, originally scheduled for September 27, 2005, has been adjourned to October 24, 2005. A proxy statement regarding such proposals was mailed in early August to shareholders of record as of July 5, 2005.

I.    Investment Objective and Fundamental Strategy of the Fund

      The Board approved, and the shareholders of the Fund will be asked to approve, a change to the Fund's investment objective as follows:

      Current Investment Objective        Proposed Investment Objective
      ----------------------------        -----------------------------
      To produce maximum current income   The Fund seeks a high level of current
                                          income and may also consider the
                                          potential for capital appreciation
                                          consistent with prudent investment
                                          management

      In connection with the change in objective, shareholders will be asked to approve the elimination of the following fundamental strategy:

      [E]xcept for temporary defensive purposes, [the Fund will] invest at least 80% of the value of its total assets in high-yielding, income-producing corporate bonds.

      Instead, the Fund would adopt the following investment strategy, which would not be fundamental and could be changed by the Board without shareholder approval:

      The Fund invests 80% of its net assets in non-investment grade, high-yield securities ("High-Yield Securities"). Generally, High-Yield Securities (many of which are commonly known as "junk bonds") carry non-investment grade ratings (Ba or below by Moody's Investors Service or BB or below by Fitch Ratings or Standard & Poor's Rating Services) or are securities deemed to be below investment grade by the investment manager's high-yield team (the "High-Yield Team").

      These changes would permit the Fund to take the potential for capital appreciation into account in selecting investments. Currently, the Fund is required to consider only the income potential of a security. While income would remain the principal consideration, capital appreciation would be permitted as a secondary consideration.

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      The new strategy would also permit the Fund to invest in a broad array of securities, including:

      o Senior and subordinated corporate debt obligations of both U.S. and non-U.S. issuers (including debentures);

      o     Mortgage and other asset-backed securities;

      o Capital appreciation bonds, including zero-coupon and pay-in-kind securities;

      o Convertible securities, preferred stock, structured securities and loan participations;

      o     Municipal securities;

      o     Obligations of foreign governments;

      o Securities that are rated in default by a nationally recognized statistical rating organization;

      o     Repurchase agreements relating to the above instruments;

      o Warrants, rights and other equity securities that are acquired in connection with the Fund's investments in High-Yield Securities; and

      o Restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

      In the event such changes are approved by shareholders, the name of the Fund would be changed to "Seligman High-Yield Fund." The name change does not require shareholder approval.

II.   Fundamental Restrictions of the Fund

      The Board has approved, and the shareholders of the Funds will be asked to approve, the amendment or elimination of certain fundamental restrictions of the Fund. The proposed revisions can generally be described in one of three ways:
(i) fundamental restrictions that the Board recommends amending, (ii) fundamental restrictions that the Board recommends eliminating because it has adopted a similar non-fundamental restriction, and (iii) fundamental restrictions that Board recommends eliminating. Non-fundamental restrictions may be adopted and changed by the Board without shareholder action. None of these changes are expected to have an immediate material impact on the management of the Fund. However, if the changes to the relevant restriction are approved, the investment manager of the Fund may seek Board approval for the Fund to utilize certain futures contracts and potentially other types of derivative instruments that could be viewed as commodity or commodity contracts, from time to time, if appropriate hedging or investment opportunities arise.